SUPPLEMENT TO THE CLASS R PROSPECTUS
OF
WELLS FARGO MULTI-ASSET FUNDS
For the Wells Fargo Asset Allocation Fund (the “Fund”)

Effective immediately, footnote 2 to the Annual Fund Operating Expense table in the section entitled “Fund Summary - Fees and Expenses” is hereby replaced with the following:

The Manager has contractually committed through September 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 1.38% for Class R. Brokerage commissions, stamp duty fees, interest, taxes,acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

August 31, 2021	AFNR081/P507SP